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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                   FORM 8-K/A


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


     Date of Report (Date of earliest event reported):       OCTOBER 2, 1998
                                                             ---------------

                       BANC ONE AUTO GRANTOR TRUST 1997-A
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                    (Issuer with respect to the Certificates)


                              BANK ONE, TEXAS, N.A.
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             (Exact name of registrant as specified in its charter)


                                  UNITED STATES
                                  -------------
         (State or other jurisdiction of incorporation or organization)


             333-25951                                   75-2270994
            -----------                                  ----------
       (Commission File Number)             (IRS Employer Identification Number)



150 EAST CAMPUS VIEW, COLUMBUS, OHIO                                   43235
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(Address of principal executive offices)                             (Zip Code)


                (614) 248-3718
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Registrant's telephone number, including area code






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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT


         On October 2, 1998, the parent corporation for Bank One, Texas, N.A. (the "Bank"), Banc One Corporation ("BANC ONE") was merged (the "Merger") with First Chicago NBD Corporation ("FCNBD") and the surviving entity is BANK ONE COPORATION ("BANK ONE"). In connection with such merger, the Bank in its capacity as servicer of the Banc One Auto Grantor Trust 1997-A (the "Trust"), changed the independent accountants for the Trust from Coopers & Lybrand L.L.P., now PricewaterhouseCoopers LLP ("PwC") to Arthur Anderson LLP ("AA"), historically engaged by FCNBD. BANK ONE has selected AA as the certifying accountants for the merged entity. Selection of AA as the certifying accountant was recommended to the Banc One Audit Committee on July 20, 1998. The Banc One Audit Committee approved the selection and so reported to the Banc One Board of Directors on July 21, 1998. The sole reason for the change of the independent accountants for the Trust was to align the independent accountants of the Trust with those of BANK ONE.

         The Trust does not have financial statements and the reports of independent accountants for the Trust are limited to (i) examining the assertion of the Servicer that it has maintained effective internal control over the servicing of accounts under the Master Pooling and Servicing Agreement for the Trust, in accordance with standards established by the American Institute of Certified Public Accountants. Therefore, the standards enumerated in Item 304 of Regulation S-K under the Securities and Exchange Act of 1934 ("Item 304"), which apply to audits of financial statements, are not applicable to the services performed for the Trust by independent accountants. Nonetheless, the reports of PwC with respect to the Trust for the fiscal year ended December 31, 1997 prior to their replacement did not state that (x) the assertion of the servicer in clause (i) above was not fairly stated, in all material respects, and there were no disagreements (as defined in the instructions to Item 304 of Regulation S-K) between PwC and the Bank, in its capacity as servicer to the Trust, in connection with such reports and there have been no such disagreements (as defined in the instructions to Item 304 of Regulation S-K) between PwC and the Bank, in its capacity as servicer of the Trust, during the period from December 31, 1997 through the date of this filing. The decision to change accountants was made in order to align the independent accountants of the Trust with those of BANK ONE.

         In the fiscal year prior to AA's appointment and the period from December 31, 1997 through the date of AA's appointment, the Bank, in its capacity as servicer of the Trust, did not consult AA in any matter with respect to the Trust.

         A letter from PwC stating their agreement with the statements made herein is filed as Exhibit 16.01 to this Form 8-K/A.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         The following exhibit is filed as part of this report:

(16.01)   Letter regarding Change in Certifying Accountant




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                                    SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      BANC ONE AUTO GRANTOR TRUST 1997-A

                                      By:  Bank One, Texas, N.A., as Servicer
                                              on behalf of the Trust


                                      By:      /s/ Tracie H. Klein
                                              ----------------------
                                      Name:   Tracie H. Klein
                                      Title:  Vice President




Date:  October 23, 1998
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                                  EXHIBIT INDEX


Exhibit No.         Description                                           Page No.

16.01               Letter regarding Change in Certifying Accountant         5